EXHIBIT 1
                                                                       ---------

Exhibit 1 of the Original 13D is hereby amended and restated in its entirety as follows:

                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of November 3, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of American Depositary Shares, each representing an Ordinary Share, par value (euro)0.11 per share, of Skillsoft PLC, a public limited liability company organized under the laws of the Republic of Ireland, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                                  WARBURG, PINCUS VENTURES, L.P.

                                  By: Warburg Pincus Partners, LLC, its General Partner
                                  By:  Warburg Pincus & Co., its Managing Member


                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:   Scott A. Arenare
                                     Title:  Partner


                                  WARBURG PINCUS LLC

                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:   Scott A. Arenare
                                     Title:  Member


                                  WARBURG PINCUS PARTNERS, LLC
                                    By:  Warburg Pincus & Co., its Managing
                                         Member

                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:   Scott A. Arenare
                                     Title:  Partner


                                  WARBURG PINCUS & CO.

                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:   Scott A. Arenare
                                     Title:  Partner

                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:  Charles R. Kaye
                                     By:    Scott A. Arenare, Attorney-in-Fact*


                                  By: /s/ Scott A. Arenare
                                     -------------------------------------------
                                     Name:  Joseph P. Landy
                                     By:    Scott A. Arenare, Attorney-in-Fact**


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